UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report           November 23, 1999
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                               MAYNARD OIL COMPANY
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             (Exact name of registrant as specified in its charter)



Delaware                    0-5704                   75-1362284
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State or other          (Commission             (IRS Employer
jurisdiction of         File Number)            Identification No.)
incorporation)

           8080 N. Central Expressway, Suite 660, Dallas, Texas 75206
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Registrant's telephone number, including area code: (214)891-8880
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                           INFORMATION TO BE INCLUDED
                                  IN THE REPORT

Item 2.           Acquisition or Disposition of Assets
-
                  Pursuant to a purchase and sale agreement between the Registrant and Questar Exploration and Production Company ("Seller"), dated October 7, 1999, Registrant has purchased an interest in approximately 170 producing oil and gas properties located in the Permian Basin in Southeastern New Mexico and West Texas. The acquisition was closed on November 12, 1999. The Registrant intends to conduct production and development operations on the properties.

                  The purchase price and sales terms of the transaction were arrived at through arms length negotiations. The total consideration paid for the properties was $32,000,000 provided under a secured loan agreement entered into with Bank One, Texas, N.A. in conjunction with the acquisition.

                  There is no material relationship between the Seller and Registrant or any of its affiliates, or with any director, officer or associate of any director or officer of the Registrant.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                           The Company is in the process of preparing the financial information required for the acquisition of these assets and is also having this information audited. An audited statement of gross revenues and expenses for the previous two years and nine months will be filed on or before January 25, 2000.

                 (b)       Pro Forma Financial Information.

                           The Company is also preparing the pro forma financial information for the acquisition of these assets and will file such pro forma information along with the previous two years and nine months statements of gross revenues and expenses on or before January 25, 2000.

                 (c)       Exhibits.

                           Purchase and Sale Agreement dated October 7, 1999 between the Registrant and Questar Exploration and Production Company covering the acquisition of producing oil and gas properties in Southeastern New Mexico and West Texas filed herewith. Exhibit "B" to this Purchase and Sale Agreement is a basic replication of Exhibit "A" and consequently is not included with this filing. The Registrant will provide copies of Exhibit "B" should the Commission deem it necessary.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MAYNARD OIL COMPANY


                                            BY:  /s/ Kenneth W. Hatcher
                                                     ---------------------------
                                                     Kenneth W. Hatcher
                                                     Vice President of Finance


Dated: November 23, 1999